Federated Market Opportunity Fund

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A Portfolio of Federated Equity Funds

Supplement to Prospectus dated December 31, 2006

I.  Effective June 29, 2007, Federated Market Opportunity Fund will offer Institutional Shares in addition to Class A Shares, Class B Shares and Class C Shares.

Accordingly, under the section entitled, “How is the Fund Sold?” please delete the first paragraph in its entirety and replace with the following:

“The Fund offers four Share classes:  Class A Shares, Class B Shares, Class C Shares and Institutional Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares and Class C Shares. All Share classes have different sales charges and other expenses which affect their performance. Institutional Shares, which are offered by separate prospectus, may be preferable for shareholders purchasing $25,000 or more.  Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other class.”

THE INFORMATION IN THIS SUPPLEMENT REGARDING INSTITUTIONAL SHARES IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THEIR REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE ON JUNE 28, 2007. THIS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

II.  Additionally, please make the following changes to your Prospectus:

A.  Under the sections entitled “What are the Main Risks of Investing in the Fund?” and“What are the Specific Risks of Investing in the Fund?” please add the following risk description:

“Risks of Investing in Commodity-Linked Hybrid Instruments
Because the Fund may invest in hybrid instruments whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.”

B.  Under the section entitled “What are the Fund’s Investment Strategies?” please delete the last paragraph in its entirety and replace it with the following:

“The Fund may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Fund may use derivatives or hybrid instruments. First, the Fund may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the Fund based on the change in value of an underlying equity security. Second, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the Fund may invest directly.  Third, the Fund may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index.  Such commodities may include precious metals (e.g., gold, silver), industrial metals (e.g. copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas).The Fund may also, for example, use derivative contracts to:

•	Obtain premiums from the sale of derivative contracts;
•	Realize gains from trading a derivative contract; or
•
Hedge against potential losses. For example, the Fund may buy put options on stock indices or individual stocks (even if the stocks are not held by the Fund) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.”

June 15, 2007

Cusip 314172743
Cusip 314172735
Cusip 314172727

36863 (6/07)

Federated Market Opportunity Fund

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A Portfolio of Federated Equity Funds

Supplement to Statement of Additional Information dated December 31, 2006

I.  Effective June 29, 2007, Federated Market Opportunity Fund will offer Institutional Shares in addition to Class A Shares, Class B Shares and Class C Shares.

THE INFORMATION IN THIS SUPPLEMENT REGARDING INSTITUTIONAL SHARES IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THEIR REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE ON JUNE 28, 2007. THIS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

II.  Additionally, please make the following changes to your Statement of Additional Information:

Under the section entitled “Investment Risks” please add the following as the last risk description under the sub-section entitled “Equity Securities Investment Risks”:

“RISKS OF INVESTING IN COMMODITY-LINKED HYBRID INSTRUMENTS
Because the Fund may invest in hybrid instruments whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.”

June 15, 2007

37002 (6/07)